SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 27, 2005

COMMONWEALTH BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-13467	56-1641133
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

601 Biotech Drive

Richmond, Virginia 23235

(Address of principal executive offices)

Registrant’s telephone number, including area code: (804) 648-3820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Samuel P. Sears, Jr., an independent director of the Company, has advised the Company’s executive officers that, during the upcoming weeks, he expects to sell a significant number of his common stock in the Company pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended. Mr. Sears has informed the Company that his sale of common stock is based upon personal reasons and is unrelated to the Company’s prior or anticipated future financial performance. The Company acknowledges that its executive officers and directors may sell their shares of the Company’s common stock from time to time in accordance with applicable securities rules. Management believes that Mr. Sears’ service to the Company has been invaluable to date, and Mr. Sears remains an important member of its Board of Directors.

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Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH BIOTECHNOLOGIES, INC.

By:	/s/ Robert B. Harris, Ph.D.
Robert B. Harris, Ph.D.
President and Chief Executive Officer

Dated: September 27, 2005

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